Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED OCTOBER 29, 2020

TO THE

PROSPECTUS DATED MAY 1, 2020

INVESCO SMALL CAP GROWTH PORTFOLIO

Justin Sander serves as a portfolio manager of the Invesco Small Cap Growth Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Juan Hartsfield (Lead Manager), Portfolio Manager, Clay Manley, Portfolio Manager, and Justin Sander, Portfolio Manager, have managed the Portfolio since 2004, 2008 and 2020, respectively.

In the section entitled “Additional Information About Management – The Subadviser,” the following paragraph is added to the end of such subsection:

Justin Sander, Portfolio Manager, has been responsible for the Portfolio since 2020 and has been with Invesco and/or its affiliates since 2013.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE